UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 987-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2021, Diodes Incorporated (the “Company”), Diodes Holding UK Limited (the “Foreign Borrower” and, collectively with the Company, the “Borrowers”), and certain subsidiaries of the Company as guarantors, entered into Amendment No. 6 (the “Amendment”) to the Second Amended and Restated Credit Agreement, Consent and Incremental Term Assumption Agreement that amends that certain Second Amended and Restated Credit Agreement dated as of October 26, 2016 (as amended, modified and/or supplemented from time to time prior to the date of the Amendment, the “Existing Credit Agreement”). Certain capitalized terms used in this description of the Amendment have the meanings given to them in the Amendment or the Existing Credit Agreement.

The following summary does not purport to be a complete summary of the Amendment and is qualified in its entirety by reference to the Amendment[, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

The Amendment amends and modifies the Company’s existing senior credit facilities under the Existing Credit Agreement as follows (x) increases the revolving senior credit facility (“Revolver”) amount from $150,000,000 to $200,000,000, (y) reclassifies $50,000,000 of the existing outstanding balance on the Revolver into a funded term loan in the amount of $50,000,000, (z) reduces the interest rate and unused line fees.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 hereby is incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

The Existing Credit Agreement contains a covenant that, among other things, restricts the Company’s and its subsidiaries’ and certain of its affiliates’ ability to, among other things, pay dividends with respect to its capital stock. The disclosure set forth above in Item 1.01 hereby is incorporated by reference into this Item 3.03.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 7.01 of this Form 8-K. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that the information in this Item 7.01 is material information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Amendment No. 6 to Second Amended and Restated Credit Agreement, dated as of December 29, 2021, by and among Diodes Incorporated, Diodes Holding UK Limited, certain subsidiaries of Diodes Incorporated party thereto, and Bank of America, N.A., as Administrative Agent, the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED

Date:	January 4, 2022	By:	/s/Brett R. Whitmire
Brett R. Whitmire Chief Financial Officer